UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2013

Superior Uniform Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida		33772

Registrant's telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on July 1, 2013, Superior Uniform Group, Inc. (the “Company”) acquired substantially all of the assets of HPI Direct, Inc. (“HPI “). The transaction also included the acquisition of the corporate offices and warehouse distribution facility from an entity related to HPI. This Amendment No. 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on July 1, 2013 (the “Original Report”) to include consolidated financial statements of HPI and TAA Investments LLC (“TAA”) and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of HPI and TAA as of December 31, 2012 and December 31, 2011, and the related notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

The unaudited consolidated balance sheet as of June 30, 2013, and the consolidated statements of comprehensive income and cash flows for the six-month periods ended June 30, 2013 and June 30, 2012, and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of comprehensive income for the six-month period ended June 30, 2013 and for the year ended December 31, 2012, and the related notes thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

23.1	Mayer Hoffman McCann P.C. Consent

99.1

HPI Direct, Inc. and TAA Investments, LLC Audited Consolidated Statements of Comprehensive Income, Shareholders’ Equity and Cash Flows for the years ended December 31, 2012 and December 31, 2011 and Audited Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011.

99.2

HPI Direct, Inc. and TAA Investments, LLC Unaudited Consolidated Statements of Comprehensive Income and Cash Flows for the six-month periods ended June 30, 2013 and June 30, 2012 and the Consolidated Balance Sheets as of June 30, 2013 and December 31, 2012.

99.3	Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income for the six-month period ended June 30, 2013 and Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR UNIFORM GROUP, INC.

Date: September 12, 2013	By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

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